UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

ALLETE, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following letter was made available to employees of ALLETE, Inc. and its subsidiaries on June 21, 2024:

An Important Milestone in our Transaction with CPP Investments and GIP

For purposes of keeping you informed as we work towards completing our transaction with Canada Pension Plan Investment Board (CPP Investments) and Global Infrastructure Partners (GIP) and becoming a privately-held company, we are pleased to share that on June 20, 2024, we filed our preliminary proxy statement with the U.S. Securities and Exchange Commission (SEC).

This legal filing is a required part of a merger process for any publicly traded company engaging in a transaction like ours. Specifically, it is intended to provide important information about the transaction and additional background so that each shareholder can make an informed voting decision in connection with the special meeting of ALLETE shareholders that will be held to vote on the transaction. Once available, a copy of the definitive proxy statement will be filed with the SEC and mailed to ALLETE shareholders, including employees who own our stock.

With this step taken, we continue to expect the transaction will close in mid-2025, subject to the approval of ALLETE’s shareholders, the receipt of regulatory approvals and other customary closing conditions.

Importantly, this filing has no impact on our operations. You have all done a tremendous job staying focused on your day-to-day responsibilities and we are grateful for the work you are doing to safely serve our customers with excellence as we work through this process.

Please stay tuned to the STREAM where we will continue to post important updates for employees, and our transaction website at www.ALLETEforward.com. If you have any additional questions, please do not hesitate to reach out to your leader.

Per Company policy, please refer all media inquiries to Amy Rutledge at arutledge@allete.com and all analyst and shareholder inquiries to Vince Meyer at vmeyer@allete.com.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, ALLETE, Inc. (“ALLETE”) expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). ALLETE also may file other documents with the SEC regarding the merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors are or will be able to obtain such documents (if and when available) free of charge at http://www.sec.gov, the SEC’s website, or from ALLETE’s website (http://www.investor.allete.com).

Participants in the Solicitation

ALLETE and its directors, executive officers, other members of management, and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding ALLETE’s directors and executive officers is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 of ALLETE, which was filed with the SEC on February 20, 2024 and (ii) the “Item No. 1 – Election of Directors,” “Compensation Discussion and Analysis,” and “Ownership of ALLETE Common Stock” sections in the definitive proxy statement for the 2024 annual meeting of shareholders of ALLETE, which was filed with the SEC on March 28, 2024. To the extent the holdings of ALLETE’s securities by ALLETE’s directors and executive officers have changed since the amounts set forth in the proxy statement for its 2024 annual meeting of shareholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials relating to the merger when they are filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Information

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of ALLETE, shareholder and regulatory approvals, the expected timetable for completing the proposed transaction and any other statements regarding ALLETE’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of ALLETE’s shareholders; the timing to consummate the proposed transaction; the risk that the conditions to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; and the diversion of management’s time on transaction-related issues.

When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “target,” “could,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “may,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause ALLETE’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in ALLETE’s Form 10-K for the year ended December 31, 2023 and in subsequently filed Forms 10-Q and 8-K, and in any other SEC filings made by ALLETE. These risks should not be considered a complete statement of all potential risks and uncertainty, and will be discussed more fully, along with other risks associated with the proposed transaction, in the proxy statement to be filed with the SEC in connection with the proposed transaction. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date hereof, and ALLETE does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by applicable law.